                                                                   Exhibit 10(d)
                                                           Form 10-QSB (3/31/97)

                            INDEMNIFICATION AGREEMENT

     This INDEMNIFICATION AGREEMENT is made this 19th day of February, 1997, by and between EIP MICROWAVE, INC. (the "COMPANY") and Ivan Andres ("INDEMNITEE").

                                R E C I T A L S:

     A. The Company acknowledges Indemnitee's reluctance to serve or continue to serve the Company as a director, officer, employee and/or agent without assurances that adequate liability indemnification is and will continue to be provided;

     B. The Company desires to attract and/or retain the services of Indemnitee by entering into an agreement providing for broad indemnification of Indemnitee by the Company;

     C. The Company has been advised that it may provide such indemnification under and in accordance with Delaware law by entering into an agreement providing for broad indemnification of Indemnitee by the Company.

     D. The stockholders of the Company have authorized the indemnification of directors, officers, employees and other agents of the Company to the maximum extent authorized by Delaware law in accordance with Section 145(f) of the Delaware General Corporation Law; and

     E. The Company desires to enter into this Agreement with Indemnitee to provide Indemnitee with indemnification in accordance with the terms hereof.

     NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

     1.   INDEMNIFICATION.

          1.1 Subject to Section 1.3 hereof, the Company hereby agrees to hold harmless and indemnify Indemnitee of and from all claims and all threatened, pending or completed actions, suits or proceedings, whether civil, criminal, administrative or investigative, involving Indemnitee by reason of the fact that he is or was a director, officer, employee or agent of the Company (or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) including all expenses (including attorneys' fees) judgments, fines and amounts paid in settlement, to the broadest and maximum extent permitted by Delaware law.

          1.2 Without limiting the generality of Section 1.1 hereof, the indemnification provided for by Section 1.1 shall:

          (i) extend to and fully cover any Loss (as hereinafter defined), whether such Claim is made against Indemnitee, individually or jointly with others, by reason of any Wrongful Act (as hereinafter defined) made in Indemnitee's capacity as a director, officer, employee and/or agent,

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
                                                                   Exhibit 10(d)
                                                           Form 10-QSB (3/31/97)

          (ii) include all rights of indemnification provided to Indemnitee under the existing provisions of the Bylaws of the Company, and

          (iii) include all such additional rights of indemnification as might possibly be provided to Indemnitee under the non-exclusivity of
     Article 9, Section 3 of the Bylaws of the Company or Section 145(f) of the Delaware General Corporation Law and which shall not be violative of
     Section 145 of the Delaware General Corporation Law or contrary to the public policy of the State of Delaware.

          1.3 Nothing in this Section 1 shall be deemed to provide any indemnity by the Company to Indemnitee on account of any matter:

          (i) in respect to remuneration paid to Indemnitee if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law, or

          (ii) for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law, or

          (iii) brought about or contributed to by the dishonesty of Indemnitee if a final judgment or other final adjudication adverse to Indemnitee establishes that acts of active and deliberate dishonesty were committed or attempted by Indemnitee with actual dishonest purpose and intent and were material to the adjudication, or

          (iv) which is based on or attributable to Indemnitee having gained any personal profit or disadvantage to which he was not entitled, in the event that a final judgment or other final adjudication adverse to Indemnitee establishes that Indemnitee in fact gained such personal profit or other advantage to which he was not entitled, or

          (v) in respect of which any final decision by a court having jurisdiction of the matter shall determine that indemnification is not lawful.

          1.4 The Company shall pay the expenses incurred by Indemnitee in defending any civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding, provided that the Company receives an undertaking by or on behalf of Indemnitee to repay such amounts advanced if it is ultimately determined that he is not entitled to be indemnified by the Company as authorized under this Agreement. The Company shall perform its obligation under this Section 1.4 until such time as it may be determined that Indemnitee is not entitled to indemnification by virtue of one or more of the exclusions set forth in Section 1.3 hereof.

          1.5 The reference in Section 1.1. hereof to Delaware law is to Delaware law as the same exists from time to time but, in the case of any amendment to or change in Delaware law, only to the extent that such amendment or change permits the Company to provide broader or greater rights of indemnification than is permitted to the Company prior to such amendment or change.

                                                                   Exhibit 10(d)
                                                           Form 10-QSB (3/31/97)

     2.   DEFINITIONS.

          2.1 LOSS. The term "Loss" shall mean any amount Indemnitee is obligated or asserted to be obligated to pay in respect to his legal liability, whether actual or asserted, for a Wrongful Act, and shall include damages, judgments, settlements and costs, attorneys' fees, charges and expenses incurred in the defense of Claims.

          2.2 WRONGFUL ACT. The term "Wrongful Act" shall mean any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by Indemnitee so alleged by any claimant or any other matter claimed against Indemnitee by reason of Indemnitee being a director, officer, employee or agent.

          2.3 SUBSIDIARY. The term "Subsidiary" shall mean any corporation of which at least 50% of the stock is owned by the Company or by any Subsidiary.

          2.4 CLAIM. The term "Claim" shall mean any suit, action, proceeding, investigation or claim threatened, whether civil, criminal, administrative or investigative, made or instituted against or with respect to Indemnitee and/or the property of Indemnitee either by or in the right of the Company or by or in the right of a party other than the Company.

     3. SCOPE OF INDEMNIFICATION. This Agreement and the indemnification provided herein:

          3.1 Shall apply to Indemnitee in his capacity or capacities as a director, officer, employee or agent, or the like, of (i) the Company, (ii) any Subsidiary or former Subsidiary, or any Subsidiary which is hereafter acquired or created by the Company, and (iii) corporations, partnerships, associations and entities other than the Company and its Subsidiaries where Indemnitee is directed or requested to serve by the Company;

          3.2  Shall be irrevocable and perpetual, and, subject to Section
1.3 hereof, shall apply to any Claim arising or Loss incurred after the date hereof, whether made or incurred prior to or after the termination of Indemnitee's services to the Company in the capacities described in Section
3.1 above; and

          3.3 Subject to Section 1.3 hereof, shall cover Losses arising from any Claims made against the estate, heirs, legal representative or assigns of Indemnitee.

          3.4 The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against the Indemnitee for which payment is actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance.

     4. AGREEMENT TO BE LIBERALLY CONSTRUED. The purpose of this Agreement is to induce Indemnitee either to serve the Company in one or more of the capacities described in Section 3.1 hereof, or to induce Indemnitee to continue to serve in one or more such capacities. The Company acknowledges that, but for this Agreement and the expectation by Indemnitee that the Company will perform each of its obligations hereunder, Indemnitee may not consent to serve or to continue to

                                                                   Exhibit 10(d)
                                                           Form 10-QSB (3/31/97)

serve the Company in such capacities. Therefore, it is the intention of the Company and the Indemnitee that this Agreement be liberally construed so as to achieve its purpose of, subject to Section 1.3 hereof, protecting Indemnitee from and against Losses arising from Wrongful Acts. The Company agrees that it will not do or fail to do any act which would or might prevent or hinder the performance by the Company of its obligations under this Agreement.

     5. AGREEMENT NOT EXCLUSIVE. The rights and benefits of Indemnitee, and the obligations of the Company, under this Agreement shall be in addition to, and shall not supersede or be in lieu of, the provisions (if any) relating to the indemnification of Indemnitee by the Company in the Certificate of Incorporation, Bylaws or resolutions of the Board of Directors of the Company; the provisions of policies of insurance of the Company; the provisions of policies of insurance or indemnification arrangements provided by persons or entities other than the Company; or applicable law. Notwithstanding anything to the contrary in this Agreement, the Company agrees to defend, indemnify and hold harmless Indemnitee to the full extent permitted from time to time by applicable law.

     6. SEVERABILITY. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. In the event any provision of this Agreement is finally determined by the courts to require the Company to do or fail to do such an act, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and as so limited or modified such provision and the balance of this Agreement shall be enforceable in accordance with their terms.

     7. CHOICE OF LAW. This Agreement is made and entered into pursuant to Delaware General Corporation Law, and this Agreement shall be governed by, and its provisions construed in accordance with, the laws of the State of Delaware.

     8. CHOICE OF FORUM. The Company agrees that any action by or on behalf of the Company under this Agreement or to enforce or interpret any provision of this Agreement shall be brought only in the state courts of the State of Delaware, and in no other court; and that if any action is instituted in any court by Indemnitee under this Agreement or to enforce or interpret any of its terms, the Company hereby agrees, and will at such time agree, to the exclusive jurisdiction and exclusive venue of such court, and to personal service upon the Company by such court, for the purpose of such action, and will not attempt to transfer or remove such action to another court.

     9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee's estate, heirs, legal representatives and assigns.

     10. ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action the court determines that each of the material assertions made by Indemnitee as a basis of such action was not made in good faith or were frivolous. In the event any action is instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled

                                                                   Exhibit 10(d)
                                                           Form 10-QSB (3/31/97)

to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action was made in bad faith or was frivolous.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                              EIP MICROWAVE, INC.


                              By:  /s/   J. BRADFORD BISHOP
                                   ----------------------------
                                   J. Bradford Bishop
                                   Chairman of the Board and
                                   Chief Executive Officer


AGREED TO AND ACCEPTED BY INDEMNITEE:


/s/    IVAN ANDRES
------------------------
       Ivan Andres


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